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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                And Regulation FD

        Date of Report (Date of earliest event reported) August 15, 2002

                              WHIRLPOOL CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                        1-3932                   38-1490038
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(State or other jurisdiction         (Commission File         (I.R.S. Employer
       of incorporation)                 Number)             Identification No.)




 2000 M63 North, Benton Harbor, Michigan                              49022-2692
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(Address of principal executive officers)                             (Zip Code)


                                 (269)-923-5000
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               Registrant's telephone number, including area code

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Item 5. - Other Events
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     On August 15, 2002, the registrant announced the appointment of R. Stephen
Barrett, Jr. as executive vice president and chief financial officer of Whirlpool Corporation, succeeding Mark Brown, who was appointed senior vice president in charge of global strategic sourcing.

Item 7. - Financial Statements and Exhibits
          ---------------------------------

     Copy of August 15, 2002 press release announcing the appointment of R. Stephen Barrett, Jr. as executive vice president and chief financial officer of Whirlpool Corporation.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHIRLPOOL CORPORATION



Date: August 15, 2002                      By: /s/ Robert T. Kenagy
                                               -------------------------------
                                          Name:  Robert T. Kenagy
                                          Title: Corporate Secretary